1 Rev 5-21-2024 HEARTLAND FINANCIAL USA, INC. 2024 LONG-TERM INCENTIVE PLAN DIRECTOR RESTRICTED STOCK UNIT AWARD AGREEMENT The Participant specified below is hereby granted a restricted stock unit award by HEARTLAND FINANCIAL USA, INC. (the “Company”), under the HEARTLAND FINANCIAL USA, INC. 2024 LONG-TERM INCENTIVE PLAN (the “Plan”). The restricted stock units awarded by this Award Agreement (this “Agreement”) shall be subject to the terms of the Plan and the terms set forth in this Agreement. All capitalized terms used in this Agreement and not otherwise defined have the meaning assigned to them in the Plan. Section 1. Award. The Company hereby grants to the Participant an award of restricted stock units (each such unit, an “RSU”), where each RSU represents the right of the Participant to receive one Share of Company common stock in the future, subject to the terms of this Agreement and the Plan. For purposes of this Agreement: The “Participant” is: %%FIRST_NAME_LAST_NAME%-% The “Grant Date” is: %%OPTION_DATE%-% The number of RSUs is: %%TOTAL_SHARES_GRANTED,'999,999,999'%-% Section 2. Restricted Period. (a) The “Restricted Period” for the RSUs granted by this Agreement shall begin on the Grant Date and end on May 22nd of the year following the Grant Date. (such date, or such earlier date on which the RSU shall vest pursuant to this Agreement, being hereafter referred to as the “Vesting Date”); provided that the Participant has attended 75% of all meetings of the board to which Participant is elected or appointed held between the Grant Date and the earlier of the Vesting Date and the next annual meeting following the Grant Date at which the board is elected or appointed. The price at which the RSUs shall vest is the fair market value of Company common stock at closing on the business day prior to the Vesting Date, or the nearest prior trading day if the Vesting Date is not a trading day for the market on which Company common stock is traded. (b) Notwithstanding the foregoing provisions, the Restricted Period shall lapse and the RSUs shall become fully vested immediately upon (i) the death of the Participant or (ii) a Change in Control that occurs on or before the Participant’s Termination of Service. (c) If the Participant’s Termination of Service occurs prior to the earlier of (i) the next annual meeting following the Grant Date at which the board is elected or appointed or (ii) the Vesting Date, the Participant shall forfeit all right, title and interest in and to the RSUs as of such Termination of Service. Section 3. Settlement of RSUs. Delivery of Shares or other amounts under this Agreement and the Plan shall be subject to the following:

2 Rev 5-21-2024 (a) Delivery of Shares. The Company shall deliver to the Participant one Share free and clear of any restrictions in settlement of each of the vested and unrestricted RSUs within 30 days following the end of the Vesting Date. (b) Compliance with Applicable Laws. Notwithstanding any other term of this Agreement or the Plan, the Company shall have no obligation to deliver any Shares or make any other distribution of benefits under this Agreement or the Plan unless such delivery or distribution complies with all applicable laws and the applicable rules of any securities exchange or similar entity. (c) Certificates Not Required. To the extent that this Agreement and the Plan provide for the issuance of Shares, such issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any securities exchange or similar entity. Section 4. Withholding. While awards to non-employee directors generally will not be subject to tax withholding requirements, the Company shall have the right to require the Participant (or if applicable, permitted assigns, heirs and Designated Beneficiaries) to remit to the Company an amount sufficient to satisfy any applicable statutory tax withholding requirements, if any, prior to the delivery date of any Shares in connection with the Award. Section 5. Non-Transferability of Award. The Award, or any portion thereof, is not transferable except as designated by the Participant by will or by the laws of descent and distribution or pursuant to a domestic relations order. Except as provided in the immediately preceding sentence, the Award shall not be assigned, transferred, pledged, hypothecated or otherwise disposed of by the Participant in any way whether by operation of law or otherwise, and shall not be subject to execution, attachment or similar process. Any attempt at assignment, transfer, pledge, hypothecation or other disposition of the Award contrary to the provisions hereof, or the levy of any attachment or similar process upon the Award, shall be null and void and without effect. Section 6. Stockholder Rights. Any dividends or other distributions declared payable on the Company’s Shares on or after the grant date of the RSUs until the RSUs vest or forfeit shall be credited notionally to the Participant in an amount equal to such declared dividends or other distributions on an equivalent number of the Shares of the Company (“Dividend Equivalents”). Dividend Equivalents so credited shall be paid if, and only to the extent that, the RSUs to which they relate vest , as provided under the terms of the Plan and this Agreement. Dividend Equivalents credited in respect to RSUs that are forfeited under the terms of the Plan and this Agreement are correspondingly forfeited. No interest or other earnings shall be credited on Dividend Equivalents. Vested Dividend Equivalents shall be paid in cash at the same time as the RSUs to which they relate vest and are converted into Shares. Other than as explicitly set forth above, the Participant shall not have any other rights of a Stockholder with respect to the RSUs, including but not limited to, voting rights, prior to the settlement of the RSUs pursuant to (a) above and issuance of Shares as provided herein. Section 7. Heirs and Successors. This Agreement shall be binding upon, and inure to the benefit of, the Company and its successors and assigns, and upon any person acquiring all or substantially all of the Company’s assets or business. If any rights of the Participant or benefits distributable to the Participant under this Agreement have not been settled or distributed at the time of the Participant’s death and have not been

3 Rev 5-21-2024 designated to pass to a certain beneficiary, such rights shall be provided to the legal representative of the estate of the Participant. Section 8. Administration. The authority to manage and control the operation and administration of this Agreement and the Plan shall be vested in the Committee, and the Committee shall have all powers with respect to this Agreement as it has with respect to the Plan. Any interpretation of this Agreement or the Plan by the Committee and any decision made by the Committee with respect to this Agreement or the Plan shall be final and binding on all persons. Section 9. Plan Governs. Notwithstanding anything in this Agreement to the contrary, this Agreement shall be subject to the terms of the Plan, a copy of which may be obtained by the Participant from the office of the secretary of the Company. This Agreement shall be subject to all interpretations, amendments, rules and regulations promulgated by the Committee from time to time. Notwithstanding any term of this Agreement to the contrary, in the event of any discrepancy between the corporate records of the Company and this Agreement, the corporate records of the Company shall control. Section 10. Not an Employment Contract. Neither the Award nor this Agreement shall confer on the Participant any rights with respect to continuance of employment or other service with the Company or a Subsidiary, nor shall they interfere in any way with any right the Company or a Subsidiary may otherwise have to terminate or modify the terms of the Participant’s employment or other service at any time. Section 11. Amendment. Subject to Section 14 and Section 15 below, this Agreement may be amended in accordance with the provisions of the Plan and may otherwise be amended in writing by the Participant and the Company without the consent of any other person. Section 12. Governing Law. This Agreement, the Plan and all actions taken in connection herewith and therewith shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws, except as superseded by applicable federal law. Section 13. Validity. If any provision of this Agreement is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Agreement shall be construed and enforced as if such illegal or invalid provision had never been included herein. Section 14. Section 409A Amendment. The Award is intended to be exempt from Code Section 409A and this Agreement shall be administered and interpreted in accordance with such intent. The Committee reserves the right (including the right to delegate such right) to unilaterally amend this Agreement without the consent of the Participant in order to maintain an exclusion from the application of, or to maintain compliance with, Code Section 409A; and the Participant hereby acknowledges and consents to such rights of the Committee. As provided in the Plan, in the event that this Award constitutes deferred compensation, the term Termination of Service shall be interpreted in a manner consistent with the term “separation from service” as defined under Code Section 409A. In addition, if the Participant is a “specified employee” at the time of such “separation from service,” delivery of Shares or other amounts payable on account of a “separation from service” shall be delayed six months to the extent required by Code Section 409A. Section 15. Clawback. The Award and any amount or benefit received under the Plan shall be subject to potential cancellation, recoupment, rescission, payback or other action in accordance with the terms of the Company’s Clawback Provision Policy as amended from time to time or any other applicable Company clawback policy (the “Policy”) or any applicable law, as may be in effect from time to time. The Participant

4 Rev 5-21-2024 hereby acknowledges and consents to the Company’s or a Subsidiary’s application, implementation and enforcement of (a) the Policy and any similar policy established by the Company or a Subsidiary that may apply to the Participant and (b) any provision of applicable law relating to cancellation, rescission, payback or recoupment of compensation, and agrees that the Company or a Subsidiary may take such actions as may be necessary to effectuate the Policy, any similar policy and applicable law, without further consideration or action. * * * * * IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in its name and on its behalf, and the Participant acknowledges understanding and acceptance of, and agrees to, the terms of this Agreement, all as of the Grant Date. This Agreement and any amendments or supplements hereto may be executed in counterparts, each of which shall constitute an original, but taken together shall constitute a single contract. Signature may be in electronic format, including by electronic acknowledgement. HEARTLAND FINANCIAL USA, INC. Print Name: John K. Schmidt Print Title: Chairman PARTICIPANT By: Via Electronic Acknowledgment %%FIRST_NAME_LAST_NAME%-% Print Name: %%FIRST_NAME_LAST_NAME%-%